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World Omni Auto Receivables Trust 2001-B
Monthly Servicer Certificate
February 28, 2002
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Aggregate Note Amount                                 Aggregate Note Amount
Original                                              802,775,000.00

Note Balance @ 1/31/02                                749,874,890.55
Principal distributable amount                         25,092,690.12

Note Balance @ 2/28/02                                724,782,200.43

                                                      Class A-1
Note Amount                                           Note Amount

Original                                              151,000,000.00

Note Balance @ 1/31/02                                 98,099,890.55
Principal distributable amount                         25,092,690.12

Note Balance @ 2/28/02                                 73,007,200.43

                                                      Class A-2
Note Amount                                           Note Amount

Original                                              225,000,000.00

Note Balance @ 1/31/02                                225,000,000.00
Principal distributable amount                                     -

Note Balance @ 2/28/02                                225,000,000.00

                                                      Class A-3
Note Amount                                           Note Amount

Original                                              203,000,000.00

Note Balance @ 1/31/02                                203,000,000.00
Principal distributable amount                                     -

Note Balance @ 2/28/02                                203,000,000.00

                                                      Class A-4
Note Amount                                           Note Amount

Original                                              174,875,000.00

Note Balance @ 1/31/02                                174,875,000.00
Principal distributable amount                                     -

Note Balance @ 2/28/02                                174,875,000.00

                                                      Class B
Note Amount                                           Note Amount

Original                                               48,900,000.00

Note Balance @ 1/31/02                                 48,900,000.00
Principal distributable amount                                     -

Note Balance @ 2/28/02                                 48,900,000.00



Distributable Amounts                                 Total

Interest Distributable Amount                           2,139,576.83
Principal Distributable Amount                         25,092,690.12

Total                                                  27,232,266.96

Distributable Amounts                                 Class A-1

Interest Distributable Amount                             150,406.21
Principal Distributable Amount                         25,092,690.12

Total                                                  25,243,096.33

Distributable Amounts                                 Class A-2

Interest Distributable Amount                             525,000.00
Principal Distributable Amount                                  0.00

Total                                                     525,000.00

Distributable Amounts                                 Class A-3

Interest Distributable Amount                             641,141.67
Principal Distributable Amount                                  0.00

Total                                                     641,141.67

Distributable Amounts                                 Class A-4

Interest Distributable Amount                             654,323.96
Principal Distributable Amount                                  0.00

Total                                                     654,323.96

Distributable Amounts                                 Class B

Interest Distributable Amount                             168,705.00
Principal Distributable Amount                                  0.00

Total                                                     168,705.00



Note Factors                                          Series A-1                   Series A-2

                                        2/28/02                48.3491394%                 100.0000000%

Note Factors                                          Series A-3                   Series A-4

                                        2/28/02               100.0000000%                 100.0000000%

Note Factors                                          Series B

                                        2/28/02               100.0000000%


Pool Data                                             $                            #

Original Pool Balance                                 815,002,649.43                    50,722
Pool Balance at 1/31/02                               767,509,229.00                    49,370
Principal Payments                                     22,233,658.87                       648
Defaulted Receivables                                     401,269.09                        24
Pool Balance at 2/28/02                               744,874,301.04                    48,698
Overcollateralization Target Amount                    24,208,414.78
Recoveries                                                226,692.53

Weighted Average APR                                            8.64%
Weighted Average Remaining Term                                52.01



Account Balances                                      Advance                      Reserve Fund

Balance as of  1/31/02                                     68,364.13                 6,112,500.00
Balance as of  2/28/02                                     73,498.42                 6,120,736.19
Change                                                      5,134.29                     8,236.19
Reserve Fund Requirement                                                             6,112,500.00
Reserve Fund Supplemental Requirement/(Excess)                                          (8,236.19)



Distribution per $1,000                               Total

Distribution Amount                                            33.9226645

Interest Distribution Amount                                    2.6652260
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                  31.2574384


Distribution per $1,000                               Class A-1

Distribution Amount                                           167.1728234

Interest Distribution Amount                                    0.9960676
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                 166.1767558


Distribution per $1,000                               Class A-2

Distribution Amount                                             2.3333333

Interest Distribution Amount                                    2.3333333
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class A-3

Distribution Amount                                             3.1583333

Interest Distribution Amount                                    3.1583333
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class A-4

Distribution Amount                                             3.7416667

Interest Distribution Amount                                    3.7416667
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000


Distribution per $1,000                               Class B

Distribution Amount                                             3.4500000

Interest Distribution Amount                                    3.4500000
Interest Carryover Shortfall                                    0.0000000

Principal Distribution Amount                                   0.0000000



Servicing Fee                                         Total

Amount of Servicing Fee Paid                              639,591.02
Total Unpaid                                                    0.00




Delinquent Receivables                                #                            $

Past Due 31-60 days                                           334                    4,919,579.60
Past Due 61-90 days                                            51                      802,221.86
Past Due 91 + days                                             20                      307,942.54

 Total                                                        405                    6,029,744.00



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